SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
1934

Filed by the Registrant [XX]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[XX] Preliminary Proxy Statement          [  ] Confidential For Use of
                                                the Commission Only (as
[  ] Definitive Proxy Statement                 Permitted by Rule 14a-6(e) (2)
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE INTERGROUP CORPORATION
              (Name of Registrant as Specified In Its Charter)

                         THE INTERGROUP CORPORATION
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[XX] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ___ (set forth amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:

[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(3) Date Filed:

                          THE INTERGROUP CORPORATION
                     2121 AVENUE OF THE STARS, SUITE 2020
                          LOS ANGELES, CALIFORNIA 90067
                                (310) 556-1999
                              ___________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 27, 1998

To the Shareholders of
     The InterGroup Corporation

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The InterGroup Corporation (the "Company") will be held in the Park Hyatt Los Angeles Hotel, 2151 Avenue of the Stars, Century City, California, on January 27, 1999 at 2:00 P.M. for the following purposes:

(1) to elect two Class B Directors to serve until the 2001 Annual

Meeting and until their successors shall have been duly elected and qualified;

     (2) to ratify the retention of Price WaterhouseCoopers LLP as independent public accountants for the Company;

(3)to ratify the 1998 Stock Option Plan for Non-Employee Directors;

(4)to ratify the 1998 Stock Option Plan for Selected Key Officers, Employees and Consultants ; and



(5) to transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Only Shareholders of record at the close of business on November 30, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     Your proxy is important whether you own a few or many shares. Please check the appropriate boxes in the enclosed proxy and sign, date and mail it today in the accompanying self-addressed postage-paid envelope. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: December 11, 1998

                                           By order of the Board of Directors,

                                           Gary N. Jacobs
                                           Secretary

                          THE INTERGROUP CORPORATION
                     2121 AVENUE OF THE STARS, SUITE 2020
                         LOS ANGELES, CALIFORNIA 90067
                               (310) 556-1999

                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JANUARY 27, 1999

This Proxy Statement is furnished by the Board of Directors (the "Board") of The InterGroup Corporation (the "Company"), a corporation formed under the laws of the State of Delaware, in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on January 27, 1999 or at any adjournment or adjournments thereof. At such meeting, the Shareholders will consider and act on the proposals enumerated in the foregoing Notice of Meeting. Only Shareholders of record at the close of business on November 30, 1998 are entitled to notice of, and to vote, at the Annual Meeting.

Each shareholder is entitled to cast, in person or by proxy, one vote for each share held of record at the close of business on November 30, 1998. As of November 30, 1998 there were outstanding 2,105,113 shares of common stock, par value $.01 per share (the "Common Stock"), the only outstanding voting security of the Company. The shares were held of record by approximately 1,325 Shareholders as of November 30, 1998. Of the total 2,105,113 shares outstanding, a majority, or 1,052,557, voting shares will constitute a quorum for the transaction of business at the meeting.

The Annual Meeting will address business pertaining to the fiscal year ended June 30, 1998 (the "1998 Fiscal Year"). The proxies named in the accompanying Form of Proxy will vote the shares represented thereby if the proxy appears to be valid on its face, and where specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by proxies in the form solicited will be voted (1) to elect two Board nominees for Class B Directors for a three-year term expiring at the 2001 Annual Meeting of Shareholders; (2) for the ratification of the retention of Price WaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending June 30, 1999; (3) to ratify the 1998 Stock Option Plan for Non-Employee Directors; (4) to ratify the 1998 Stock Option Plan for Selected Key Officers, Employees and Consultants.

A Shareholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices in Los Angeles, California a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

This Proxy Statement and the accompanying Proxy are expected to be sent or given to the Shareholders beginning on or about December 21, 1998.

                                 PROPOSAL I
                        Election of Class A Directors

The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not more than nine nor less than five members. The exact number of Directors, presently six, is fixed by the Board prior to each year's Annual Meeting of Shareholders. The Board is divided into three staggered classes, each class having not less than one nor more than three members. Each Director is elected to serve for a three-year term, and until the election and qualification of his or her successor. When vacancies on the Board occur, due to resignation or otherwise, the Directors then in office may continue to exercise the powers of the Directors and a majority of such directors may select a new Director to fill the vacancy. Any Director may resign at any time. Any Director may be removed by the vote of, or written consent of, the holders of a majority of the shares of Common Stock outstanding at a special meeting called for the purpose of removal or to ratify the recommendation of a majority of the Directors that such Director be removed.

The term of the Class B Directors expires at the Annual Meeting. The Board proposes Mr. Gary N. Jacobs and Mr. William J. Nance as Class B Directors to serve until the 2001 Annual Meeting and until the election and qualification of their successors. The Board of Directors has been informed that the nominees have consented to being named as nominees and are willing to serve as Directors if elected. However, if any nominee should be unable, or declines to serve, it is intended that the proxies will be voted for such other person as the proxies shall, in their discretion, designate. Unless otherwise directed in the accompanying Proxy, the person's name therein will vote FOR the election of this nominee. Election requires the affirmative vote of a majority of the shares represented and voted at the annual meeting.

                         DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company:

                                Position with
Name                            the Corporation       Age  Term to Expire

Class A Directors
John V. Winfield(1)(4)(5)(6)(7) Chairman of the        52  2000 Annual Meeting
                                Board; President and
                                Chief Executive
                                Officer;

Josef A. Grunwald(2)(3)(5)(7)   Director               50  2000 Annual Meeting

Class B Director
Gary N. Jacobs(1)(6)(7)         Secretary; Director    52  1998 Annual Meeting

William J. Nance(1)(2)(3)       Treasurer; Director    54  1998 Annual Meeting
(4)(6)(7)

Class C Director
Mildred Bond Roxborough(2)      Director               71  1999 Annual Meeting

John C. Love (3)(4)             Director               58  1999 Annual Meeting

Other Executive Officer

Gregory C. McPherson            Executive Vice         39  N/A
                                President; Assistant
                                Secretary and
                                Assistant Treasurer
______________

(1)  Member of the Executive Committee
(2)  Member of the Administrative and Compensation Committee
(3)  Member of the Audit and Finance Committee
(4)  Member of the Real Estate Investment Committee
(5)  Member of the Nominating Committee
(6)  Member of the Securities Investment Committee
(7)  Member of the Special Strategic Options Committee

Business Experience:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first appointed to the Board in 1982. He currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having first been appointed as such in 1987. Mr. Winfield also serves as President, Chairman and Chief Executive Officer of Santa Fe Financial Corporation ("Santa Fe") and Portsmouth Square, Inc. ("Portsmouth") and Chairman of the Board of Healthy Planet Products, Inc.

Josef A. Grunwald -- Mr. Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald was first elected to the Board in 1987. Mr. Grunwald is also a Director of Portsmouth.

William J. Nance -- Mr. Nance is a Certified Public Accountant and private consultant to the real estate and banking industries. He also serves as President of Century Plaza Printer, Inc. Mr. Nance was first elected to the Board in 1984. He was appointed Treasurer, Chief Operating Officer and Chief Financial Officer in 1987. Mr. Nance resigned as Chief Operating Officer and Chief Financial Officer in January 1990 but continues to serve as Treasurer. Mr. Nance is also a Director of Santa Fe, Portsmouth and Healthy Planet Products, Inc.

Mildred Bond Roxborough -- Ms. Roxborough was Director of Development and Special Programs of the National Association for the Advancement of Colored People (NAACP) from 1986 to 1997. She also served as Vice Chairman of the Board of Directors of America's Charities Federation, Chairman of its Membership and Personnel Committees and member of its Long Range Planning Committee; and Member of the Board of Directors of Morningside Health and Retirement Service, Member of Personnel Committee of Morningside Heights Housing Corporation. Since 1997 Ms. Roxborough has served as a consultant to the NAACP. Ms. Roxborough was first appointed to the Company's Board in 1984 and served as Vice Chairman from 1987 through 1994.

Gary N. Jacobs -- Mr. Jacobs was appointed to the Board and as Secretary in 1998. Mr. Jacobs is a senior partner of the law firm of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, where he heads the corporate department. Mr. Jacobs graduated summa cum laude from Brandeis University and from Yale Law School, where he was Order of the Coif. He is a Trustee of the Natural History Museum of Los Angeles County and a member of the Board of Overseers of Brandeis University's Graduate School of International Economics and Finance. Mr. Jacobs is Secretary of You Bet International, Inc.

John C. Love -- Dr. Love was appointed to the Board in 1998. He is an independent consultant to the hospitality and tourism industries and was formerly a general partner in the national CPA and consulting firm of Pannell Kerr Forster. He is Chairman Emeritus of the Board of Trustees of Golden Gate University in San Francisco. Dr. Love is also a Director of Santa Fe and Portsmouth.

Gregory C. McPherson -- Mr. McPherson joined the Company in 1993. Prior to joining the Company Mr. McPherson was a private financial and strategic advisor, served as Vice President in the Investment Banking and Corporate Finance Department of Kemper Securities Group, Inc., was with Prudential Bache Capital Funding in their Mergers and Acquisitions and Financial Restructuring Group and was a manager at the public accounting firm of PriceWaterhouseCoopers LLP. Mr. McPherson received an M.B.A. from the Harvard Business School and is a Certified Public Accountant.

Committees

The Company has an Executive Committee which meets in lieu of the Board upon the request of the Chairman of the Committee. Mr. Winfield is Chairman of the Executive Committee. The Committee held no meetings during the 1998 Fiscal Year.

Mr. Nance serves as Chairman of the Company's Administrative and Compensation Committee, which reviews executive salaries and any stock based compensation plans. This committee held no meetings during the 1998 Fiscal Year.

The Audit and Finance Committee is chaired by Mr. Nance. It held two meetings during the 1998 Fiscal Year. This committee meets with the Company's personnel and with representatives of the Company's independent public accountants to review internal auditing procedures and matters relating to the annual audit of the Company's financial statements, and recommends to the Board the appointment of the independent certified public accountants.

The Company has a Real Estate Investment Committee which is chaired by Mr. Nance. This committee held five meetings during the 1998 Fiscal Year. The Real Estate Investment Committee reviews potential acquisitions and dispositions of property.

The Company's Nominating Committee is chaired by Mr. Grunwald. The committee held two meetings during the 1998 Fiscal Year. The Nominating Committee selects nominees for election or re-election of directors and officers.

The Company's Securities Investment Committee is chaired by Mr. Winfield. This committee held seven meetings during the 1998 Fiscal Year. The Securities Investment Committee oversees and establishes certain investment procedures and reports to the Board on a quarterly basis.

The Company's Special Strategic Options Committee is chaired by Mr. Winfield. This committee held no meetings during the 1998 Fiscal Year. The Special Strategic Options Committee reviews and considers the Company's strategic options and provides guidance to accomplish its goals considering both current and prospective investment opportunities.

The Board held eight meetings during the 1998 Fiscal Year. No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he or she served as Director during the 1997 Fiscal Year.

                              EXECUTIVE COMPENSATION

Executive Officers Compensation

The following table provides certain summary information concerning compensation paid to or accrued by the Company to the Executive Officers and one employee of the Company who earned more than $100,000 (salary and bonus) for all services rendered to the Company for fiscal years 1998, 1997 and 1996. Estimated annual benefits upon retirement will include allocations under the ESOP (defined below). Such benefits are not currently determinable because the plan is voluntary and employee contributions and allocations under the plan are discretionary. There are currently no employment contracts with the Executive Officers. No Long-Term Compensation Award or Payouts were made, and no Options or Stock Appreciation Rights ("SARs") were granted during fiscal year 1998, 1997 or 1996.

Name and Principal                                           Other Annual
Position                     Year     Salary      Bonus      Compensation

John V. Winfield             1998     $102,080(1)             $43,193(2)
Chairman; President          1997     $102,078                $29,693(2)
and Chief Executive Officer  1996     $195,650                $36,622(2)

Gregory C. McPherson         1998     $ 97,656(3)  $10,000
Executive Vice President;    1997     $ 97,082(3)
Assistant Secretary and      1996     $191,655
Assistant Treasurer

David G. Gonzalez            1998     $105,000     $60,000
Controller
____________________

(1) Mr. Winfield is the President and Chairman of the Board of Santa Fe and Portsmouth, and received $102,084 of compensation from those entities during fiscal year 1998.

(2) Amounts include an auto allowance, imputed interest on a note due the Company and compensation for portion of the salary of an assistant. The auto allowance was $29,193, $29,693 and $12,622 during fiscal year 1998, 1997 and 1996, respectively. The amount of compensation relating to interest on the note was approximately $24,000 during fiscal year 1996. The amount of compensation relating to the assistant was approximately $14,000 during fiscal year 1998.

(3) Mr. McPherson is a consultant of Portsmouth and received consulting fees of $88,200 and $86,282 during fiscal year 1998 and 1997, respectively.

Employee Stock Ownership Plan and Trust ("ESOP")

In April 1986, the Company established an Employee Stock Ownership Plan and Trust ("ESOP" or the "Plan"), effective July 1985, which enabled eligible employees to receive an ownership interest in stock of the Company. The Company made $816 in ESOP contributions during fiscal year 1998 and no contributions in fiscal year 1997 and fiscal year 1996. The Company made distributions of 1,680 shares (adjusted for split) of Common Stock during fiscal year 1998, made no distributions during fiscal year 1997 and made distributions of 16,273 shares (adjusted for split) of Common Stock during
fiscal year 1996.   The Company terminated the ESOP effective November 15,
1998.

Phantom Stock Program

The Company maintains a "phantom" stock program that provides for the issuance of 90,000 units (adjusted for split) with each unit being equivalent to one share of Common Stock. Participating members of the program are credited with the incremental value in shares of common stock and dividend equivalents over a five-year period from the date of award. One-fifth of such credits to participants' accounts will vest on the first anniversary date of the award and an additional one-fifth vest on each of the next four anniversary dates. No units were granted in fiscal year 1998 or fiscal year 1997. As of June 30, 1998, no units were outstanding. The Company terminated the phantom program effective December 3, 1998.

Stock Incentive Plan

In 1987, the Board approved a Stock Incentive Plan providing for the issuance of up to 281,250 shares (adjusted for split) of the Company's Common Stock pursuant to the exercise of the stock options granted under the plan. The Plan also provided for the issuance of SARs that may be granted in connection with or without relation to the stock options. The plan was approved by the Company's shareholders in 1988. In conjunction with the Stock Incentive Plan, the Board and shareholders approved the grant of an option to the Company's President for the purchase of 281,250 shares (adjusted for split) of Common Stock at an exercise price of $5.11 (adjusted for split). During fiscal year 1996, the Company's President fully exercised his option. No additional options or SARs were granted under this plan, and no options to purchase shares of Common Stock remain outstanding. The plan expired August 1, 1998.

Compensation of Directors

The Company's arrangements for compensation of Directors is as follows: the Chairman of the Board of Directors is eligible to receive $9,000 per annum; each Director is eligible to receive a fee of $6,000 per annum and a fee of $500 for each Board or committee meeting attended; and each Director who is a chairman of a committee of the Board of Directors is eligible to receive $600 for each committee meeting which he or she chairs. The Directors who are also Executive Officers do not receive any fee for attending either meetings of the board or of any Board committee. As an Executive Officer, the Company's Chairman has also elected to forego his annual board fee.

Except for the foregoing, there are no other arrangements for compensation of Directors and there are no employment contracts between the Company and its Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 30, 1998, certain information with respect to the beneficial ownership of Common Stock owned by (i) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock, (ii) each Director and Executive Officer, and (iii) all Directors and Executive Officers as a group.

Name and address of             Amount and Nature
Beneficial Owner                of Beneficial Owner(1)     Percentage(2)

John V. Winfield                925,938(3)                 44.0%
2121 Avenue of the Stars
Los Angeles, CA 90067

Josef Grunwald                   73,045                     3.5%
2121 Avenue of the Stars
Los Angeles, CA 90067

William J. Nance                 38,250                     1.8%
2121 Avenue of the Stars
Los Angeles, CA 90067

Mildred Bond Roxborough           2,350                       *
2121 Avenue of the Stars
Los Angeles, CA 90067

Gary N. Jacobs                    2,250                       *
2121 Avenue of the Stars
Los Angeles, CA 90067

John C. Love                        0                         *
2121 Avenue of the Stars
Los Angeles, CA 90067

Gregory C. McPherson                8,994(4)                 *
2121 Avenue of the Stars
Los Angeles, CA 90067

All Directors and Executive
Officers as a Group (7 persons)     1,050,827              49.9%
___________________
*  Ownership does not exceed 1%.

(1) Unless otherwise indicated and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Percentages are calculated on the basis of 2,105,113 shares of Common Stock outstanding at November 30, 1998.

(3) Includes 31,113 shares allocated to Mr. Winfield under the ESOP. Does not include an additional 15,151 shares held by the ESOP with respect to which Mr. Winfield, as trustee, would have the power to vote if voting instructions are not provided by the participants on a timely basis.

(4)  Includes 3,594 shares allocated to Mr. McPherson under the ESOP.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 1996, the Company's President paid in full the $830,173 outstanding balance of the note relating to his 1986 exercise of stock options.

In May 1996, the Company's President exercised an option to purchase 281,250 shares of Common Stock at a price of $5.11 per share through a full recourse note due the Company on demand, but in no event later than May 2001. The note bears interest floating at the lower of 10% or the prime rate (8.50% at June 30, 1998) with interest payable quarterly. During fiscal year 1998, the Company's President made interest payments of approximately $122,000 in connection with the note relating to his 1996 exercise of stock options. The balance of the note receivable at June 30, 1998 was $1,437,500.

Effective October 1, 1998 the Board of Directors approved an increase in the salary of the President and Chief Executive Officer of the Company to $270,000 per year. The increase is intended to set Mr. Winfield's salary at a level commensurate with chief executive officers of similar public companies and for his additional services to the Company, including his management of the Company's securities portfolio. The increase also restores the salary to a level which Mr. Winfield had previously reduced voluntarily.

Effective October 1, 1998 Mr. Winfield's compensation from Santa Fe and Portsmouth was increased to $150,000 and $90,000 per year, respectively.

The Company's Chairman and President directs the investment activity of the Company, Santa Fe and Portsmouth in public and private markets pursuant to
authority granted by the Board of Directors of each entity.    Depending on
certain market conditions and various risk factors, the President and members of his immediate family may at times invest in the same companies in which the Company, Santa Fe and Portsmouth invest. The Company, Santa Fe and Portsmouth encourage such investments because it places personal resources of the President and his family members at risk in connection with investment decisions made on behalf of the Company, Santa Fe and Portsmouth. Following allegations concerning the President made by a former officer and director of the Company, the Board of Directors authorized committees of the Board to conduct a thorough and independent review of such matters, including the Company's practices in this regard. The committee advised the Board of Directors that it found the material allegations of improprieties made by the former officer and director could not be substantiated. The committee made recommendations that the Company institute certain modifications to its existing procedures to reduce the potential for conflicts of interest. The Company's Board of Directors has adopted these recommendations.

Mr. Jacobs is a senior partner of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP which provided legal services to the Company during the year ended June 30, 1998. During the year ended June 30, 1998, the Company made payments of approximately $86,000 to Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP.

                                 PROPOSAL II
                   Ratification of Appointment of Auditors

The Board has appointed PriceWaterhouseCoopers LLP, Certified Public Accountants, to continue as the Company's auditors and to audit the books of account and other records of the Company and its consolidated operating subsidiaries for the fiscal year ending June 30, 1999. The Board expects that representatives of PriceWaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and the Board will provide these representatives with an opportunity to make a statement if they desire to do so.

The appointment of PriceWaterhouseCoopers LLP as the Company's auditors for the fiscal year ending June 30, 1999 is being submitted to the Shareholders for ratification. The Board recommends that the Shareholders vote FOR the ratification of the appointment of PriceWaterhouseCoopers LLP. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting. If the appointment of PriceWaterhouseCoopers LLP is not ratified by the Shareholders, the Board will consider the appointment of other auditors for the fiscal year ending June 30, 1999.

                              PROPOSAL III
Ratification and Approval of 1998 Stock Option Plan for Non-Employee Directors

On December 8, 1998, the Board of Directors of the Company adopted, subject to stockholder approval and ratification, a 1998 Stock Option Plan for Non-employee Directors (the "Plan"). The purpose of the Plan is to promote the interests of the Company, its subsidiaries and stockholders by encouraging non-employee directors of the Company to acquire a proprietary interest in the Company. Such investments should increase the personal interest and special effort of such persons in providing for the success and progress of the business of the Company and should enhance the Company's efforts to attract and retain competent non-employee directors. The text of the Plan is set forth as Exhibit A to this Proxy Statement and the following summary is qualified in its entirety by reference to that text.

The stock to be offered under the Plan shall be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the Plan shall not exceed 100,000 shares. The Plan shall terminate on the earliest to occur of (i) the dates when all of the Common Stock available under the Plan shall have been acquired through the exercise of options granted under the Plan; (ii) 10 years after the date of adoption of the Plan by the Board; or (iii) such other date that the Board may determine.

Pursuant the Plan, each non-employee director as of the adoption date of the Plan shall be granted on the date thereof: (i) if he or she became a non-employee director prior to January 1, 1998, an option to purchase 8,000 shares of Common Stock; and (ii) if he or she became a non-employee director on or after January 1, 1998, an option to purchase 4,000 shares of Common Stock. Each new non-employee director who is elected to the Board shall automatically be granted an option to purchase 4,000 shares of Common Stock upon the initial date of election to the Board. On each July 1 following the adoption date, each non-employee director shall be granted an option to purchase 2,000 shares of Common Stock provided he or she holds such position on that date and the number of Common Shares available for grant under the Plan is sufficient to permit such automatic grant.

The exercise price of the option shall be determined at the time of grant and shall not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. The term of the option shall be for ten years. Options granted to any non-employee director will not vest 100% until such person has been a member of the Board for four (4) years or more. Non-employee directors who have been a member of Board less than four (4) years, shall be vested with respect to 20% of the options on the date of grant and 20% on each anniversary of such person having become a member of the Board, provided that the optionee is on each such date serving as a member of the Board or as an employee or consultant to the Company.

Pursuant to the plan, the following non-employee directors of the Company were granted options, subject to shareholder approval, to purchase shares of Common
Stock: Josef A. Grunwald (8,000 shares); William J. Nance (8,000 shares); Mildred Bond Roxborough (8,000 shares); Gary N. Jacobs (4,000 shares); and John C. Love (4,000 shares). The exercise price for the options is $12.00 per share, which was the closing price of the Company's Common Stock on the Nasdaq National Market System as of the date of grant on December 8, 1998.

An optionee will not recognize any taxable income at the grant of the option, but will generally realize ordinary income for federal income tax purposes at the time of exercise of such options equal to the difference between the fair market value of the Common Stock on the date of the exercise and the exercise price. Any taxable income recognized in connection with an option exercised by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term, mid term or short term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon the exercise of an option.

The affirmative vote of a majority of the issued and outstanding shares of Common Stock of the Company is required to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE 1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.


                                  PROPOSAL IV
Ratification and approval of 1998 Stock Option Plan for Selected Key Officers, Employees and Consultants

On December 8, 1998, the Board of Directors of the Company adopted, subject to shareholder approval and ratification, a 1998 Stock Option Plan for selected key officers, employees and consultants (the "Key Employee Plan"). The purpose of the Key Employee Plan is to promote the interests of the Company, its subsidiaries and stockholders by encouraging selected key officers, employees and consultants of the Company to acquire a proprietary interest in the Company. Such investments should increase the personal interest and special effort of such persons in providing for the success and progress of the business of the Company and should enhance the Company's efforts to attract and retain competent key employees. The text of the Key Employee Plan is set forth as Exhibit B to this Proxy Statement and the following summary is qualified in its entirety by reference to that text.

The stock to be offered under the Key Employee Plan shall be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the Key Employee Plan shall not exceed 200,000 shares. The Key Employee Plan shall terminate on the earliest to occur of (i) the dates when all of the Common Stock available under the Key Employee Plan shall have been acquired through the exercise of options granted under the Key Employee Plan; (ii) 10 years after the date of adoption of the Key Employee Plan by the Board; or (iii) such other date that the Board may determine.

The Key Employee Plan shall be administered by a Committee appointed by the Board of Directors which shall consist of two or more disinterested persons within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Persons eligible to receive options under the Key Employee Plan shall be employees who are selected by the Committee. In determining the Employees to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into account the duties of the respective employee, their present and potential contribution to the success of the Company, their anticipated number of years of active service remaining and other factors as it deems relevant in connection with accomplishing the purposes of the Key Employee Plan. An employee who has been granted an option may be granted an additional option or options as the Committee shall so determine.

The exercise price of the option shall be determined at the time of grant and shall not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. The term of the option shall not exceed 10 years from the date on which the option is granted. The vesting schedule for the options and the method or time that when the option may be exercised in whole or in part shall be determined by the Committee. However, in no event shall an option be exercisable within six months of the date of grant in the case of an optionee subject to Section 16(b) of the Exchange Act. Subject to certain exceptions, the option shall terminate six months after the optionee's employment with the Company terminates.

An optionee will not recognize any taxable income at the grant of the option, but will generally realize ordinary income for federal income tax purposes at the time of exercise of such options equal to the difference between the fair market value of the Common Stock on the date of the exercise and the exercise price. Any taxable income recognized in connection with an option exercised by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term, mid term or short term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon the exercise of an option.

The affirmative vote of a majority of the issued and outstanding shares of Common Stock of the Company is required to approve the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE 1998 STOCK OPTION PLAN FOR SELECTED KEY OFFICERS, EMPLOYEES AND CONSULTANTS.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Under the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission, Directors and Executive Officers of the Company, as well as persons holding more than 10% of the Company's Common Stock, are required to file reports showing their initial ownership of the Company's Common Stock and any subsequent changes in that ownership with the Securities and Exchange Commission and all exchanges on which the Company's securities are registered by certain specified due dates. Based solely on the Company's review of copies of such reports furnished to the Company and written representations that no other reports were required to be filed during Fiscal 1998, all such reports that were required were filed on a timely basis.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board does not know of any matters to be presented at the Annual Meeting other than those set forth in the attached Notice of Annual Meeting. If any other matters properly come before the Annual Meeting including matters incident to the conduct of the Annual Meeting, the holders of the proxies will vote on those matters at their discretion.

SHAREHOLDER PROPOSALS

It is presently anticipated that the 1999 Annual Meeting of Shareholders will be held on or around January 26, 2000. Shareholders desiring to exercise their rights under the Proxy Rules of the Securities and Exchange Commission to submit proposals for consideration by the Shareholders at the 1999 Annual Meeting are advised that their proposals must be received by the Company no later than August 23, 1999 in order to be eligible for inclusion in the Company's Proxy Statement and Form of Proxy relating to that meeting.

GENERAL

The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed form of Proxy, and of soliciting Proxies. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses in connection with those solicitations. The original solicitation of Proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

A copy of the Company's Form 10-KSB for the 1998 Fiscal Year will be furnished, upon request, to any Shareholder. A copy of the 1998 Annual Report is being sent to the Shareholders with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                                       By Resolution of the Board of Directors

                                       THE INTERGROUP CORPORATION

                                       Gary N. Jacobs, Secretary
Dated:  Los Angeles, California
        December 11, 1998

                                   EXHIBIT A

                         THE INTERGROUP CORPORATION
                           1998 STOCK OPTION PLAN
                         FOR NON-EMPLOYEE DIRECTORS

     1. Purpose of Plan. The purpose of this 1998 Stock Option Plan for Non-Employee Directors is to promote the interests of The InterGroup Corporation, its subsidiaries and stockholders, by encouraging non-employee directors of the Corporation to acquire a proprietary interest in the Corporation. Such investments should increase the personal interest and the special effort of such persons in providing for the success and progress of the business of the Corporation and should enhance the Corporation's efforts to attract and retain competent non-employee directors.

     2. Definitions. The following terms when used herein shall have the meanings set forth below, unless a different meaning is plainly required by the context:

          (a)     Adoption Date.  December 8, 1998.

          (b)     Board.  The Board of Directors of the Corporation.

          (c)     Committee.  The Committee provided for in Section 6.

          (d) Common Stock. Shares of the Corporation's common stock, par value $.01 per share.

          (e) Corporation. The InterGroup Corporation, a Delaware corporation.

          (f) Employee. An employee of the Corporation or any of its subsidiaries who receives compensation in that capacity in excess of $30,000 per calendar year from the Corporation and/or any of its subsidiaries (not including compensation received in his or her capacity as a member of the Board or any committee of the Board).

          (g) Fair Market Value. The fair market value of a share of Common Stock on a given date, as determined by the Committee; provided, however, that if the Common Stock on such date is (i) traded on the NASDAQ national market system, the Fair Market Value shall be the closing price of the Common Stock on such system; or (ii) traded on an established securities exchange, the Fair Market Value shall be the closing price of the Common Stock in the reported consolidated trading of such exchange. If there are no Common Stock transactions reported for such date, the determination shall be made as of the last immediately preceding date on which the Common Stock transactions were reported. If there shall be any material alteration in the present system of reporting sales prices of the Common Stock, or if the Common Stock shall no longer be traded or listed as set forth above, the Fair Market Value of the Common Stock as of a particular date shall be determined under such method as shall be determined by the Committee.

          (h) Non-Employee Director. A member of the Board who is not an Employee of the Corporation or any of its subsidiaries.

          (i) Option. An option granted to an Optionee pursuant to the Plan.

          (j) Option Agreement. A written agreement between the Corporation and an Optionee evidencing the grant of an Option and containing terms and conditions concerning the exercise of the Option.

          (k) Option Price. The price to be paid for shares to be purchased pursuant to the exercise of an Option.

          (l) Optionee. A Non-Employee Director who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option under the death of the Optionee.

          (m) Plan. This 1998 Stock Option Plan for Non-Employee Directors, as it may be amended from time to time.

     3.     Eligibility and Participation.

            (a) Each Non-Employee Director as of the Adoption Date shall be granted on the date hereof: (i) if he or she became a Non-Employee Director prior to January 1, 1998, an Option to purchase 8,000 shares of Common Stock; and (ii) if he or she became a Non-Employee Director on or after January 1, 1998, an Option to purchase 4,000 shares of Common Stock.

            (b) Each new Non-Employee Director who is elected to the Board subsequent to the Adoption Date shall automatically be granted an Option to purchase 4,000 shares of Common Stock upon the initial date of election to the Board, provided the number of shares of Common Stock available for grant under the Plan is sufficient to permit such automatic grant.

            (c) On each July 1 following the Adoption Date, each Non-Employee Director shall automatically be granted an Option to purchase 2,000 shares of Common Stock, provided he or she holds such position on that date and the number of shares of Common Stock available for grant under the Plan is sufficient to permit such automatic grant.

     4. Shares Subject to the Plan. The stock to be offered under the Plan shall be shares of Common Stock, which shares may be unissued shares or treasury shares. Subject to the adjustments provided for in Section 7, the aggregate number of shares to be delivered upon exercise of all Options granted under the Plan shall not exceed 100,000 shares. Shares of Common Stock subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be deemed available for Options to be granted thereafter during the term of the Plan.

     5. Terms and Conditions of Options. All Options granted hereunder shall be subject to the following terms and conditions, which shall be set forth in the Option Agreement for all Options to the extent applicable:

          (a) To Whom Options May Be Granted. Options shall be granted only to Non-Employee Directors.

          (b) Non-Transferability of Option. Options shall not be transferable by the Optionee otherwise than by bequest or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

          (c) Termination of Option. The Option shall terminate ten (10) years from the date of grant, and shall be exercisable, to the extent vested, whether or not such Non-Employee Director is at the time of exercise a member of the Board, and, in the event of the death of the Non-Employee Director, may be exercised by his or her estate.

          (d) Number of Shares of Common Stock. The number of shares of Common Stock to which the Option pertains.

          (e) Exercise Price. The exercise price of the Option, which shall not be less than 100% of the Fair Market Value of the Common Stock at the time of the grant of the Option.

          (f) The Term of Option. The term of the Option, which shall be ten (10) years.

          (g) How Exercised; Vesting. The method or time when the Option may be exercised in whole or in part. Options granted to any Non-Employee Director who, on the date of grant, has been a member of the Board for: (i) four (4) years or more, shall be vested with respect to 100% of the Options on the date of grant; (ii) three (3) years but less than four (4) years, shall be vested with respect to 80% of the Options on the date of grant and 20% of the Options on the fourth anniversary of such person having become a member of the Board; (iii) two (2) years but less than three (3) years, shall be vested with respect to 60% of the Options on the date of grant and 20% of the Options on each of the third and fourth anniversaries of such person having become a member of the Board; (v) one (1) year but less than two (2) years, shall be vested with respect to 40% of the Options on the date of grant and 20% of the Options on each of the second, third and fourth anniversaries of such person having become a member of the Board; and (v) less than one (1) year shall be vested with respect to 20% of the Options on the date of grant and 20% of the Options on each of the first, second, third and fourth anniversaries of such person having become a member of the Board, in each case, provided that Optionee is on such date serving as a member of the Board or as an Employee or consultant to the Corporation.

                  The Option Price shall be paid in cash or check at the time of exercise (which may include delivery of such documentation as the Committee and Optionee's broker, if applicable, shall require to effect an exercise of the Option and delivery to the Corporation of the sale or loan proceeds required to pay the Option Price), except that in lieu of all or part of such payment, the Optionee may tender to the Corporation Common Stock owned by the Optionee having a Fair Market Value equal to the exercise price, less any amount paid by cash, check, sale or loan proceeds. The Fair Market Value of such tendered shares of Common Stock shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised.

     6. Administration. The Plan shall be administered by the Board or a Committee consisting of at least three members selected by, and serving at the pleasure of, the Board (in either case, the "Committee"). The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. No discretion concerning decisions under the Plan shall be afforded to a person who is not a disinterested person. All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final. Each Option granted shall be evidenced by an Option Agreement containing such terms and conditions as may be approved by the Committee and which shall not be inconsistent with the Plan.

     7. Adjustments Upon Changes in Capitalization. Notwithstanding the limitations set forth in Section 4, in the event of a merger, consolidation, reorganization, stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock, the Committee shall make an appropriate adjustment in the maximum number of shares available under the Plan or to any one individual and in the number, kind and Option Price of Common Stock subject to Options granted under the Plan.

     8. Amendment and Discontinuance. The Board may discontinue, amend, alter or suspend the Plan; provided, that any amendment requiring stockholder approval under Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended, as in effect from time to time, shall not be made without obtaining such approval. Section 3 shall not be amended more than once every six months, other than to comply with changes in the Internal Revenue Code or the regulations thereunder. Any Option which is outstanding under the Plan at the time of its amendment or termination shall remain in effect in accordance with its terms and conditions and those of the Plan as in effect when the Option was granted.

     9.     Merger, Consolidation, Etc.

           (a) Conversion on Merger. In the event the Corporation merges or consolidates with another corporation, or all or substantially all of the Corporation's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation issues shares of its stock to the Corporation's shareholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt the Plan and, upon the exercise of an Option, the Optionee shall, at no additional cost (other than the Option Price), be entitled to receive, in lieu of the number of shares of Common Stock to which such Option is then exercisable, the number and class of shares of stock, other securities and other consideration to which the Optionee would have been entitled pursuant to the terms of the merger, consolidation or acquisition, if immediately prior thereto the Optionee had been the holder of record of the number of shares of Common Stock equal to the number of shares of Common Stock as to which the Option shall then be exercisable, provided that if such merger, consolidation or acquisition is structured to take place through more than one step (i.e. tender offer and merger), upon exercise of an Option, the Optionee shall, at no additional cost (other than the Option Price) be entitled to receive the number and class of shares of stock, other securities and other consideration to which the Optionee would have been entitled had the Optionee been the holder of record of the number of shares of Common Stock equal to the number of shares of Common Stock as to which the Option was exercisable immediately prior to the consummation of the first step of such merger, consolidation or acquisition.

          (b) No Conversion on Certain Mergers. In the event that the Corporation merges or consolidates with another corporation, or all or substantially all of the Corporation's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation does not issue shares of its stock to the Corporation's shareholders in connection with the merger, consolidation or acquisition, then, notwithstanding any other provision of the Plan to the contrary, no Option may be exercised after the effective date of the merger, consolidation or acquisition.

     10.     Effectiveness and Termination of the Plan.

          (a) The Plan shall become effective upon adoption by the Board. The Plan shall be rescinded and all Options granted hereunder shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Common Stock present or represented and entitled to vote on the Plan at a stockholder's meeting

          (b) Termination Date. The Plan shall terminate on the earliest to occur of (i) the dates when all the Common Stock available under the Plan shall have been acquired through the exercise of Options granted under the Plan; (ii) 10 years after the date of adoption of the Plan by the Board; or
(iii) such other date as the Board may determine.

          11. Governing Law. The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of California.

DATED:     December 8, 1998
                                          THE INTERGROUP CORPORATION

                                          /s/  John V. Winfield
                                          Chairman and Chief Executive Officer

                                  EXHIBIT B

                         THE INTERGROUP CORPORATION
                           1998 STOCK OPTION PLAN


     1. Purpose of Plan. The purpose of this 1998 Stock Option Plan is to promote the interest of The InterGroup Corporation its subsidiaries and stockholders, by encouraging selected key officers, employees and consultants of the Corporation to acquire a proprietary interest in the Corporation. Such investments should increase the personal interest and the special effort of such persons in providing for the continued success and progress of the business of the Corporation and should enhance the Corporation's efforts to attract and retain competent key employees.

     2. Definitions. The following terms when used herein shall have the meanings set forth below, unless a different meaning is plainly required by the context:

                  (a)  Board.  The Board of Directors of the Corporation.

                  (b)  Committee.  The Committee provided for in Section 7.

                  (c) Common Stock. Shares of the Corporation's common stock, par value $.01 per share.

                  (d) Corporation. The InterGroup Corporation, a Delaware corporation.

                  (e) Disability. Permanent and total disability within the meaning of section 22(e)(3) of the Internal Revenue Code of 1986, as it may be amended from time to time.

                  (f) Employees. Officers, employees and consultants of the Corporation and/or its subsidiaries, as determined by the Committee from time to time.

                  (g) Fair Market Value. The fair market value of a share of Common Stock on a given date, as determined by the Committee; provided, however, that if the Common Stock on such date is (i) traded on the NASDAQ national market system, the Fair Market Value shall be the closing price of the Common Stock on such system; or (ii) traded on an established securities exchange, the Fair Market Value shall be the closing price of the Common Stock in the reported consolidated trading of such exchange. If there are no Common Stock transactions reported for such date, the determination shall be made as of the last immediately preceding date on which Common Stock transactions were reported. If there shall be any material alteration in the present system of reporting sales prices of the Common Stock, or if the Common Stock shall no longer be traded or listed as set forth above, the Fair Market Value of the Common Stock as of a particular date shall be determined under such method as shall be determined by the Committee.

                  (h) Option. An option granted to an Optionee pursuant to the Plan.

                  (i) Option Agreement. A written agreement between the Corporation and an Optionee evidencing the grant of an Option and containing terms and conditions concerning the exercise of the Option.

                  (j) Option Price. The price to be paid for shares to be purchased pursuant to the exercise of an Option.

                  (k) Optionee. An Employee who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option upon the death of the Optionee.

                  (l) Plan. This 1998 Stock Option Plan, as it may be amended from time to time.

     3. Eligibility and Participation. Persons eligible to receive Options under the Plan shall be Employees who are selected by the Committee. In determining the Employees to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective Employees, their present and potential contribution to the success of the Corporation, their anticipated number of years of active service remaining and such other factors as it deems relevant in connection with accomplishing the purposes of the Plan. An Employee who has been granted an Option may be granted an additional Option or Options as the Committee shall so determine.

     4. Shares Subject to the Plan. The stock to be offered under the Plan shall be shares of Common Stock, which shares may be unissued shares or treasury shares. Subject to the adjustments provided for in Section 8, the aggregate number of shares to be delivered upon exercise of all Options granted under the Plan shall not exceed 200,000 shares. Shares of Common Stock subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be deemed available for Options to be granted thereafter during the term of the Plan.

     5. Terms and Conditions of Options. All Options granted hereunder shall be subject to the following terms and conditions:

                  (a) To Whom Options May Be Granted. Options shall be granted only to Employees.

                  (b) Non-Transferability of Option. The Option shall not be transferable by the Optionee otherwise than by bequest or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                  (c)  Termination of Option Upon Termination of Employment.
(i) If the Optionee's employment by the Corporation shall terminate for any reason other than death, Disability or termination for cause, the Option shall terminate six months after the Optionee's employment terminates (unless the Optionee dies during such period), or on the Option's expiration date, if earlier, and shall be exercisable during such period after termination of employment only with respect to the number of shares which the Optionee was entitled to purchase on the day preceding the termination of the Optionee's employment, except that the Committee may, in specific cases, and in its sole discretion, permit exercise by an Optionee of all, or a part of, the unexercised Option within the period referred to above after the Optionee's employment terminates. If the Optionee's employment shall terminate because of discharge for cause, the Option shall terminate on the date of the Optionee's discharge.

                  (d) Termination of Option Upon Death or Disability. In the event of the Optionee's death or Disability while in the employ of the Corporation, or Optionee's death within six months after the termination of the Optionee's employment (other than by reason of discharge for cause) the Option shall terminate upon the earliest to occur of (i) 12 months after the date of the Optionee's death or Disability or such other date as shall be specified in the Option Agreement, or (ii) the Option's expiration date. The Option shall be exercisable during such period after the Optionee's death or Disability with respect to the number of shares as to which the Option shall have been exercisable on the date preceding the Optionee's death or Disability, as the case may be.

     6. Other Terms and Conditions of Option Agreements. The Committee shall have the power, subject to the limitations contained in the Plan, to prescribe any terms and conditions regarding the grant or exercise of any Option under the Plan and in particular shall prescribe the following terms and conditions which shall be contained in the Option Agreement for all
Options:

                   (a) Number of Shares of Common Stock. The number of shares of Common Stock to which the Option pertains.

                   (b) Exercise Price. The exercise price of the Option, provided that with respect to Options granted subject to stockholder approval of the Plan pursuant to Section 12(a), the exercise price shall be not less than 100% of the Fair Market Value at the time of grant of the Option.

                   (c) The Term of Option. The term of the Option, which shall not exceed 10 years from the date on which the Option is granted.

                   (d) How Exercised; Vesting. The vesting schedule for the Options and the method or time when the Option may be exercised in whole or in part, including, but not limited to, whether it may be exercised by delivery of previously owned shares of Common Stock and the procedures to be followed whereby the Option Price may be satisfied through loan and/or sales proceeds derived from the shares of Common Stock to which the Option pertains.
However, in no event shall an Option be exercisable within six months of the date of grant in the case of an Optionee subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                   (e) Withholding of Taxes. The provisions for the withholding of Federal, state and local income or other taxes which are due in connection with the exercise of the Option.

     7. Administration. The Plan shall be administered by the Committee appointed by the Board which shall consist of two or more disinterested persons (within the meaning of Rule 16b-3 promulgated pursuant to the Exchange Act ("Rule 16b-3")). In accordance with and subject to the provisions of the Plan, the Committee shall have full power and authority to interpret the provisions and supervise the administration of the Plan. All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final. Each Option granted shall be evidenced by an Option Agreement containing such terms and conditions as may be approved by the Committee and which shall not be inconsistent with the Plan.

     8. Adjustments Upon Changes in Capitalization. Notwithstanding the limitations set forth in Section 4, in the event of a merger, consolidation, reorganization, stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock, the Committee shall make an appropriate adjustment in the maximum number of shares available under the Plan or to any one individual and in the number, kind and Option Price, of Common Stock subject to Options granted under the Plan.

     9. Time of Granting Options. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board or by the stockholders of the Corporation, and no action taken by the Committee (other than the granting of a specific Option), shall constitute the granting of an Option hereunder. The granting of an Option pursuant to the Plan shall take place only on the date such Option is approved by the Committee.

     10. Amendment and Discontinuance. The Board may discontinue, amend, alter or suspend the Plan; provided, however, that any amendment requiring stockholder approval under Rule 16b-3, as in effect from time to time, shall not be made without obtaining such approval. Unless amended in accordance with the amended Plan with the consent of the Optionee, any Option which is outstanding under the Plan at the time of its amendment or termination shall remain in effect in accordance with its terms and conditions and those of the Plan as in effect when the Option was granted.

     11.     Merger, Consolidation, Etc.

             Conversion on Merger. In the event the Corporation merges or consolidates with another corporation, or all or substantially all of the Corporation's capital stock or assets are required by another corporation, and the surviving or acquiring corporation issues shares of its stock to the Corporation's shareholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt the Plan and, upon the exercise of an Option, the Optionee shall, at no additional cost (other than the Option Price), be entitled to receive, in lieu of the number of shares of Common Stock to which such Option is then exercisable, the number and class of shares of stock, other securities and other consideration to which the Optionee would have been entitled pursuant to the terms of the merger, consolidation or acquisition if immediately prior thereto the Optionee had been the holder of record of the number of shares of Common Stock equal to the number of shares of Common Stock as to which the Option shall then be exercisable, provided that if such merger, consolidation or acquisition is structured to take place through more than one step (i.e. tender offer and merger), upon exercise of an Option, the Optionee shall, at no additional cost (other than the Option Price) be entitled to receive the number and class of shares of stock, other securities and other consideration to which the Optionee would have been entitled had the Optionee been the holder of record of the number of shares of Common Stock equal to the number of shares of Common Stock as to which the Option was exercisable immediately prior to the consummation of the first step of such merger, consolidation or acquisition.


                  (a) No Conversion on Certain Mergers. In the event that the Corporation merges or consolidates with another corporation, or all or substantially all of the Corporation's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation does not issue shares of its stock to the Corporation's shareholders in connection with the merger, consolidation or acquisition, then, notwithstanding any other provision of the Plan to the contrary, no Option may be exercised after the effective date of the merger, consolidation or acquisition.

     12.     Effectiveness and Termination of the Plan.

             (a) Effective Date. The Plan shall become effective upon adoption by the Board. The Plan shall be rescinded and all Options granted hereunder shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Common Stock present or represented and entitled to vote on the Plan at a stockholders' meeting.

              (b) Termination Date. The Plan shall terminate on the earliest to occur of (i) the date when all the Common Stock available under the Plan shall have been acquired through the exercise of Options granted under the Plan, (ii) 10 years after the date of adoption of the Plan by the Board or
(iii) such other date as the Board may determine.

     13. Governing Law. The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of California.


DATED:  December 11, 1998                 THE INTERGROUP CORPORATION
                                          /s/  John V. Winfield
                                          Chairman & Chief Executive Officer

                                FORM OF PROXY

          This Proxy is Solicited on Behalf of the Board of Directors of
                          THE INTERGROUP CORPORATION

	The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of The InterGroup Corporation to be held on January
27, 1999 at 2:00 P.M. at the Park Hyatt Los Angeles Hotel, 2151 Avenue of the Stars, Century City, CA 90067 and the Proxy Statement in connection therewith each dated December 11, 1998; (b) appoints John V. Winfield and Gary N.
Jacobs, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Common Stock of The
Intergroup Corporation held of record by the undersigned on November 30, 1998 at the Annual Meeting of Shareholders to be held on January 27, 1999 or at any adjournment thereof.



(To be Signed on Reverse Side)

------------------------------------------------------------------------------
                Please mark your
                votes as in this
                example.

                                    WITHHOLD AUTHORITY
                 FOR NOMINEE       TO VOTE FOR  NOMINEE
                 LISTED AT RIGHT      LISTED AT RIGHT

                                                        	Nominee:
     1. Election
        of Class B                                          Gary N. Jacobs
        Directors     ______              ______            William J. Nance

        INSTRUCTION: To withhold authority to vote for any individual nominee, Strike through the nominee's name at right.

                                                  FOR        AGAINST   ABSTAIN
     2.  PROPOSAL TO APPROVE THE RETENTION
         OF PRICE WATERHOUSE COOPERS LLP
         as the independent public accountants
         of The InterGroup Corporation.            ___         ___       ___

     3.  PROPOSAL TO APPROVE THE 1998 STOCK
         OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.   ___         ____      ___

     4.  PROPOSAL TO APPROVE THE 1998 STOCK
         OPTION PLAN FOR SELECTED KEY OFFICERS,
         EMPLOYEES AND CONSULTANTS.                ___         ___      ___

     5.  In their discretion , the Proxies are autho-
         rized to vote upon  such other business as
         may properly come before the meeting.   ____        ___      ____



    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3, 4 AND 5.

     Please date, sign, and return this proxy in the enclosed envelope.



SIGNATURE__________________ DATE ______   SIGNATURE__________________DATE_____
                                                   Signature if held jointly
      NOTE:     When  shares are held by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.